Supplemental consolidated statements of income information	12 Months Ended
Mar. 31, 2025
Disclosure of Supplemental consolidated statements of income information [Abstract]
Supplemental consolidated statements of income information
23.	Supplemental consolidated statements of income information

(1)	Other operating (income) expense, net
Sony records transactions in other operating (income) expense, net due to either the nature of the transaction or in consideration of factors including the relationship to Sony’s core operations.
Other operating (income) expense, net is comprised of the following:

	Yen in millions
	Fiscal year ended March 31
	2023	2024	2025
Gain on transfer of a portion of shares of Sony Payment Services *1	-	(19,763)	-
(Gain) loss on purchase/sale of interests in subsidiaries and associates, net	(4,318)	(6,905)	(18,426)
(Gain) loss on sale, disposal or impairment of assets, net *2	(417)	(4,675)	16,102
Other	(7,286)	1,939	(6,917)

	(12,021)	(29,404)	(9,241)

*1	Refer to Note 8.
*2	Refer to Notes 9 and 11.

(2)	Research and development expenditures
Research and development expenditures recognized as an expense for the fiscal years ended March 31, 2023, 2024 and 2025 were 735,698 million yen, 742,772 million yen and 734,578 million yen, respectively.

(3)	Advertising costs
Advertising costs included in selling, general and administrative expenses for the fiscal years ended March 31, 2023, 2024 and 2025 were 391,131 million yen, 422,655 million yen and 413,795 million yen, respectively.

(4)	Shipping and handling costs
Shipping and handling costs for finished goods included in selling, general and administrative expenses for the fiscal years ended March 31, 2023, 2024 and 2025 were 95,208 million yen, 85,108 million yen and 86,762 million yen, respectively, which included the internal transportation costs of finished goods.